UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 11, 2004

                      UNIVERSAL TECHNICAL INSTITUTE, INC.
             (Exact name of registrant as specified in its chapter)

          Delaware                       1-31923                 86-0226984
----------------------------           -----------             -------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)         Identification No.)

20410 North 19th Avenue, Suite 200, Phoenix, Arizona               85027
----------------------------------------------------             ----------
    (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (623) 445-9500

                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 7. Exhibits.

  Exhibit No.                         Description
  -----------                         -----------
      99.1 Press Release of Universal Technical Institute, Inc., dated August 11, 2004.

Item 12. Results of Operations and Financial Condition.

      On August 11, 2004, Universal Technical Institute, Inc. issued a press release regarding results of operations for the fiscal third quarter ended June 30, 2004. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

      In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             UNIVERSAL TECHNICAL INSTITUTE, INC.

Date: August 11, 2004                        By: /s/  Jennifer Haslip
                                                 ------------------------------
                                                 Name:  Jennifer Haslip
                                                 Title: Chief Financial Officer

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                                  EXHIBIT INDEX

    Exhibit No.                   Description
    -----------                   -----------
        99.1 Press Release of Universal Technical Institute, Inc., dated August 11, 2004.